UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 15, 2003

                             WATTS INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)

             DELAWARE                   000-14787                04-2916536
  (State or other jurisdiction   (Commission file number)      (IRS employer
       of incorporation)                                     identification no.)

                               815 CHESTNUT STREET
                       NORTH ANDOVER, MASSACHUSETTS 01845
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (978) 688-1811
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Item 5 - Other Events and Required FD Disclosure

On May 15, 2003, Watts Industries, Inc. (the "Company") issued a press release announcing the completion of a private placement of $125 million of senior unsecured notes consisting of $50 million principal amount of 4.87% Senior Notes due 2010 and $75 million principal amount of 5.47% Senior Notes due 2013 (the "Notes"). The press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

The net proceeds from the private placement will be used to repay in full the Company's $75 million principal amount of 8 3/8% Notes due December 2003 and to repay approximately $30 million outstanding under the Company's senior credit facility. The balance of the net proceeds will be used for general corporate purposes.

Interest on the Notes is payable semi-annually. The purchase agreement with respect to the Notes includes operational and financial covenants with which the Company is required to comply, including, among others, maintenance of certain financial ratios and restrictions on additional indebtedness, liens and investments. Events of default under the purchase agreement include the failure to comply with the operational and financial covenants, as well as bankruptcy and other insolvency events.

The Notes were offered and sold only to institutional investors. The Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the Securities Act of 1933, as amended, and applicable state securities laws, except under circumstances where neither such registration nor such an exemption is required by law.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

      4.1 Note Purchase Agreement, dated as of May 15, 2003, among Watts Industries, Inc, and the purchasers named therein.

      4.2   Form of 4.87% Senior Note due 2010

      4.3   Form of 5.47% Senior Note due 2013

      99.1  Press release of Watts Industries, Inc., dated May 15, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 15, 2003                      By:  /s/ William C. McCartney
                                              ------------------------------
                                              William C. McCartney
                                              Chief Financial Officer, Treasurer
                                              and Secretary

                                  Exhibit Index

4.1 Note Purchase Agreement, dated as of May 15, 2003, among Watts Industries, Inc, and the purchasers named therein.

4.2   Form of 4.87% Senior Note due 2010

4.3   Form of 5.47% Senior Note due 2013

99.1  Press release of Watts Industries, Inc., dated May 15, 2003.